                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the "Company") for the quarterly period ended March 31, 2004, as filed with the
Securities and Exchange Commission on the date hereof (the "Report") I, Theodore
C.  Miller,  Senior Vice  President,  Corporate  Secretary  and Chief  Financial
Officer  of the  Company,  certify  pursuant  to 18 U.S.C.ss. 1350,  as  adopted pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002,  that,  to the best of my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company

                                               By:   /s/ Theodore C. Miller
                                                     Theodore C. Miller
                                                     Senior Vice President, Corporate Secretary and
                                                     Chief Financial Officer

Date: May 12, 2005